UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
April 18, 2006

(Date of Earliest Event Reported: April 12, 2006)

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

    On April 12, 2006, the Audit Committee appointed Ernst & Young LLP (E&Y) as our independent registered public accounting firm for the fiscal year ending December 31, 2006, and dismissed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), our current independent registered public accounting firm.  Please see the Audit Committee's Report in our Notice of Annual Meeting of Stockholders and Proxy Statement, which was filed with the Securities and Exchange Commission on March 30, 2006, for information regarding the proposal process.  PricewaterhouseCoopers will complete its procedures regarding our unaudited condensed quarterly financial statements for the quarter ended March 31, 2006 and the Form 10-Q in which such financial statements will be included.  Upon completion of such procedures, PricewaterhouseCoopers will be replaced by E&Y as our independent registered public accounting firm.

    PricewaterhouseCoopers’ reports on our consolidated financial statements as of December 31, 2005 and 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

   During the fiscal years ended December 31, 2005 and 2004, and through April 12, 2006, there were no disagreements with PricewaterhouseCoopers on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PricewaterhouseCoopers’ satisfaction, would have caused PricewaterhouseCoopers to make reference thereto in its reports on the financial statements for such years.

    During the fiscal years ended December 31, 2005 and 2004, and through April 12, 2006, there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses as of December 31, 2004 regarding the following:  (i) access to financial application programs and data; (ii) account reconciliations and (iii) identification, capture and communication of financial data used in accounting for non-routine transactions or activities.  Such material weaknesses are described in Item 9A, the "Controls and Procedures" section of our Annual Report on Form 10-K for the year ended December 31, 2004.  The Audit Committee discussed the material weaknesses with PricewaterhouseCoopers and has authorized PricewaterhouseCoopers to respond fully to the inquiries of E&Y concerning such material weaknesses.  As described in our 2005 Annual Report on Form 10-K, we concluded that our disclosure controls and procedures, as well as our internal control over financial reporting, were effective as of December 31, 2005.

    PricewaterhouseCoopers has been asked to furnish us a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter, dated April 18, 2006, is filed as Exhibit 99.A to this Form 8-K. We will file an amendment to this Form 8-K after we file our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006, to update the disclosures regarding disagreements and reportable conditions through the date of filing of the Form 10-Q.

    During our two most recent fiscal years ended December 31, 2005 and 2004, and through the date hereof, we did not consult with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.A	Letter dated April 18, 2006 to the Securities and Exchange Commission from PricewaterhouseCoopers LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

	By:	/s/ John R. Sult
John R. Sult
Senior Vice President and Controller
(Principal Accounting Officer)

Dated: April 18, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.A	Letter dated April 18, 2006 to the Securities and Exchange Commission from PricewaterhouseCoopers LLP.